Exhibit 99.1

FOR IMMEDIATE RELEASE

SANUWAVE HEALTH REPORTS 2014 FinANCIAL RESULTS

AND PROVIDES A BUSINESS UPDATE

ALPHARETTA, GA, March 3, 2015 – SANUWAVE Health, Inc. (OTCQB: SNWV), today reported financial results for the year ended December 31, 2014 and provided a business update. The Company will host a conference call tomorrow, March 4, 2015, at 10:00 a.m. Eastern Time.

Highlights of 2014 and recent weeks:

●	Completed a private placement for $9.3 million in gross proceeds from the sale of the Company's stock and warrants which closed in March 2014.

●

Enrolled the 130th patient in the Phase III supplemental clinical trial using dermaPACE® for treating diabetic foot ulcers in November 2014, which represents the number of patients the Company must enroll for the second interim analysis by the independent Data Monitoring Committee (DMC). The Company suspended further enrollment in the study until the DMC provides their recommendations to the Company which is expected in April 2015.

●	Received the following three U.S patents:

o

U.S. patent entitled “Medical Treatment System Including an Ancillary Medical Treatment Apparatus with an Associated Data Storage Medium” (patent number 8,961,441) related to medical treatment systems that include electronic devices and auxiliary treatment interfaces with enhanced controls for identification and authentication of proper treatment components, and for providing specific treatment parameters based on the medical condition.

o

U.S. patent entitled “Use of Pressure Waves for Stimulation, Proliferation, Differentiation and Post-Implantation Viability of Stem Cells” (patent number 8,728,809) related to the use of shock waves for the stimulation and proliferation, inside the body, of donor stem cells and their usage for implantation or for laboratory proliferation to create either autologous or allogeneic transplant cells.

o

U.S. patent entitled “Methods and Devices for Cleaning and Sterilization with Shock Waves” (patent number 8,685,317) related to the use of shock waves to clean and sterilize fluids in containers and/or pipes.

●	Signed a strategic agreement with Premier Shockwave to manage the Company’s OssaTron® devices in the U.S for the treatment of heel pain and tennis elbow.

●

Became a member of the Center for Biofilm Engineering at Montana State University, the leading university in biofilm research, and attended the Anti-Biofilm Technologies: Pathways to Product Development conference held in February 2015.

●	Continued testing of the Company’s patented shock wave technology in collaboration with the following:

o	Blood sterilization at the University of Georgia.
o	Biofilm disruption at Montana State University.
o	Stem cell proliferation at Harvard University.

●	Established an off-site water cleaning small scale model testing facility and began preliminary testing for the cleaning of dirty industrial type waters.

●

Signed a memorandum of understanding with Dasman Diabetes Institute and Kuwait Life Sciences Company (KLSC) to introduce the dermaPACE device as a treatment for diabetic foot ulcers in the Gulf Cooperation Council (GCC) region.

“We enrolled up to the second independent review point of 130 patients in our Phase III supplemental clinical trial using dermaPACE for treating diabetic foot ulcers, fortified our intellectual property portfolio with the issuance of three key U.S. patents, as well as continued some of the initiatives using our patented PACE technology in other medical and non-medical areas in collaboration with some leading research universities,” stated Kevin A. Richardson, II, Chairman of the board of SANUWAVE. “We continue to pursue non-dilutive financing opportunities through license and distribution arrangements for our patented CE Marked technology and I look forward to updating shareholders in these areas in the future.”

2014 Financial Results

Year Ended December 31, 2014 Financial Results

Revenues for the year ended December 31, 2014 were $847,367, compared to $800,029 for the prior year, an increase of $47,338, or 6%. The increase in revenues for 2014 was due to higher sales of orthoPACE® devices in 2014 in Asia/Pacific, as compared to the prior year, as well as higher sales of refurbished applicators in Europe.

Operating expenses for the year ended December 31, 2014 were $6,590,882, compared to $6,586,199 for the prior year, an increase of $4,683. Research and development expenses increased by $704,145, primarily as a result of the dermaPACE clinical study starting the more costly patient enrollment and treatment phase in June 2013. This was offset by a decrease in general and administrative expenses of $694,173, primarily due to reduced stock based compensation expenses for employee stock options and consulting services in 2014.

Net loss for the year ended December 31, 2014 was $5,974,080, or ($0.12) per share, compared to a net loss of $11,299,721, or ($0.40) per share, for the prior year, a decrease in the net loss of $5,325,641, or 47%. The decrease in the net loss was primarily a result of the decrease in the net expense in other income (expense) of $5,968,231 for 2014, as compared to 2013, for the accounting for the Senior Secured Notes which were converted to equity in the third quarter of 2013.

On December 31, 2014, the Company had cash and cash equivalents of $3,547,071 compared with $182,315 as of December 31, 2013, an increase of $3,364,756. For the year ended December 31, 2014 and 2013, net cash used by operating activities was $6,678,369 and $3,924,204, respectively, an increase of $2,754,165, or 70%. The increase was primarily due to the increased research and development expenses in 2014, as compared to 2013, of $704,145 for expenses associated with the dermaPACE clinical trial and the reduction of accounts payable and accrued expenses in 2014 of $1,197,304. Net cash provided by financing activities for the year ended December 31, 2014 and 2013 was $10,071,149 and $4,035,122, respectively, which in 2014 primarily consisted of the net proceeds from the 2014 Private Placement of $8,562,500, the proceeds from sale of capital stock per the Subscription Agreement with a related party of $900,000, and the proceeds from the 18% Convertible Promissory Notes of $815,000. In 2013, net cash provided by financing activities primarily consisted of the net proceeds from the subscriptions payable for Senior Secured Notes of $1,570,000 and the net proceeds from the July 2013 public offering of $1,517,450.

Conference Call

The Company will also host a conference call on Wednesday, March 4, 2015, beginning at 10 a.m. Eastern Time to discuss the 2014 financial results, provide a business update and answer questions. Shareholders and other interested parties can participate in the conference call by dialing 877-407-9055 (U.S. and Canada) or 201-493-6743 (international).

A replay of the conference call will be available beginning two hours after its completion through March 18, 2015, by dialing 877-660-6853 (U.S. and Canada) or 201-612-7415 (international) and entering Conference ID 414704.

About SANUWAVE Health, Inc.

SANUWAVE Health, Inc. (www.sanuwave.com) is a shock wave technology company initially focused on the development and commercialization of patented noninvasive, biological response activating devices for the repair and regeneration of skin, musculoskeletal tissue and vascular structures. SANUWAVE’s portfolio of regenerative medicine products and product candidates activate biologic signaling and angiogenic responses, producing new vascularization and microcirculatory improvement, which helps restore the body’s normal healing processes and regeneration. SANUWAVE applies its patented PACE technology in wound healing, orthopedic/spine, plastic/cosmetic and cardiac conditions. Its lead product candidate for the global wound care market, dermaPACE®, is CE Marked throughout Europe and has device license approval for the treatment of the skin and subcutaneous soft tissue in Canada, Australia and New Zealand. In the U.S., dermaPACE is currently under the FDA’s Premarket Approval (PMA) review process for the treatment of diabetic foot ulcers. SANUWAVE researches, designs, manufactures, markets and services its products worldwide, and believes it has demonstrated that its technology is safe and effective in stimulating healing in chronic conditions of the foot (plantar fasciitis) and the elbow (lateral epicondylitis) through its U.S. Class III PMA approved OssaTron® device, as well as stimulating bone and chronic tendonitis regeneration in the musculoskeletal environment through the utilization of its OssaTron, Evotron® and orthoPACE® devices in Europe, Asia and Asia/Pacific. In addition, there are license/partnership opportunities for SANUWAVE’s shock wave technology for non-medical uses, including energy, water, food and industrial markets.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to financial results and plans for future business development activities, and are thus prospective. Forward-looking statements include all statements that are not statements of historical fact regarding intent, belief or current expectations of the Company, its directors or its officers. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond the Company’s ability to control. Actual results may differ materially from those projected in the forward-looking statements. Among the key risks, assumptions and factors that may affect operating results, performance and financial condition are risks associated with the regulatory approval and marketing of the Company’s product candidates and products, unproven pre-clinical and clinical development activities, regulatory oversight, the Company’s ability to manage its capital resource issues, competition, and the other factors discussed in detail in the Company’s periodic filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement.

For additional information about the Company, visit www.sanuwave.com.

Contact:

DC Consulting, LLC
407-792-3333
investorinfo@dcconsultingllc.com

SANUWAVE Health, Inc.

Barry Jenkins

Chief Financial Officer and COO

678-578-0103

investorrelations@sanuwave.com

(FINANCIAL TABLES FOLLOW)

SANUWAVE HEALTH, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

December 31, 2014 and 2013

	2014	2013
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$3,547,071	$182,315
Accounts receivable, net of allowance for doubtful accounts	86,404	139,736
Inventory	271,871	246,006
Prepaid expenses	128,550	75,020
TOTAL CURRENT ASSETS	4,033,896	643,077

PROPERTY AND EQUIPMENT, at cost, less accumulated depreciation	7,840	13,267

OTHER ASSETS	11,106	11,444

INTANGIBLE ASSETS, at cost, less accumulated amortization	613,513	920,269
TOTAL ASSETS	$4,666,355	$1,588,057

LIABILITIES
CURRENT LIABILITIES
Accounts payable	$231,840	$935,028
Accrued expenses	369,456	863,572
Accrued employee compensation	2,226	140,102
Interest payable, related parties	81,864	163,729
Notes payable, related parties	5,372,743	-
Warrant liability	159,626	-
Convertible promissory note	-	147,775
Promissory notes	-	89,038
Capital lease payable, current portion	-	3,951
TOTAL CURRENT LIABILITIES	6,217,755	2,343,195

NON-CURRENT LIABILITIES
Notes payable, related parties	-	5,372,743
TOTAL NON-CURRENT LIABILITIES	-	5,372,743
TOTAL LIABILITIES	6,217,755	7,715,938

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' DEFICIT
PREFERRED STOCK, SERIES A CONVERTIBLE, par value $0.001, 6,175 authorized; 6,175 shares issued and 1,165 shares outstanding at December 31, 2014	1	-

PREFERRED STOCK - UNDESIGNATED, par value $0.001, 4,993,825 shares authorized; no shares issued and outstanding	-	-

COMMON STOCK, par value $0.001, 150,000,000 shares authorized; 60,726,519 and 37,984,182 issued and outstanding at December 31, 2014 and 2013, respectively	60,727	37,984

ADDITIONAL PAID-IN CAPITAL	86,584,472	76,037,490

ACCUMULATED DEFICIT	(88,184,123)	(82,210,043)

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)	(12,477)	6,688
TOTAL STOCKHOLDERS' DEFICIT	(1,551,400)	(6,127,881)
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$4,666,355	$1,588,057

SANUWAVE HEALTH, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

Years Ended December 31, 2014 and 2013

	2014	2013

REVENUES	$847,367	$800,029

COST OF REVENUES	219,975	189,791

GROSS PROFIT	627,392	610,238

OPERATING EXPENSES
Research and development	3,000,807	2,296,662
General and administrative	3,269,033	3,963,206
Depreciation	14,286	19,575
Amortization	306,756	306,756
TOTAL OPERATING EXPENSES	6,590,882	6,586,199

OPERATING LOSS	(5,963,490)	(5,975,961)

OTHER INCOME (EXPENSE)
Gain on warrant valuation adjustment	458,857	-
Interest expense on 18% Convertible Promissory Notes	(7,168)	-
Accretion of debt discount on convertible promissory note	(12,776)	-
Interest expense, net	(433,775)	(360,273)
Loss on embedded conversion feature of Senior Secured Notes	-	(2,373,813)
Loss on extinguishment of Senior Secured Notes	-	(1,073,572)
Accretion of interest and interest expense on Senior Secured Notes	-	(2,178,390)
Gain on sale of fixed assets	-	7,500
Loss on foreign currency exchange	(15,728)	(273)
TOTAL OTHER INCOME (EXPENSE)	(10,590)	(5,978,821)

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(5,974,080)	(11,954,782)

INCOME TAX EXPENSE	-	-

LOSS FROM CONTINUING OPERATIONS	(5,974,080)	(11,954,782)

DISCONTINUED OPERATIONS
Gain on discontinued operations liabilities adjustment, net of tax	-	655,061
INCOME FROM DISCONTINUED OPERATIONS	-	655,061

NET LOSS	(5,974,080)	(11,299,721)

OTHER COMPREHENSIVE INCOME (LOSS)
Foreign currency translation adjustments	(19,165)	(6,428)
TOTAL COMPREHENSIVE LOSS	$(5,993,245)	$(11,306,149)

LOSS PER SHARE:
Loss from continuing operations - basic and diluted	$(0.12)	$(0.42)
Income from discontinued operations - basic and diluted	$-	$0.02
Net loss - basic and diluted	$(0.12)	$(0.40)

Weighted average shares outstanding - basic and diluted	48,212,910	28,132,134

SANUWAVE HEALTH, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

Years Ended December 31, 2014 and 2013

	2014	2013

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(5,974,080)	$(11,299,721)
Gain on discontinued operations liabilities adjustment	-	(655,061)
Loss from continuing operations	(5,974,080)	(11,954,782)
Adjustments to reconcile loss from continuing operations to net cash used by operating activities
Amortization	306,756	306,756
Depreciation	14,286	19,575
Change in allowance for doubtful accounts	(28,264)	(842)
Stock-based compensation - employees, directors and advisors	135,015	792,160
Stock issued for consulting services	743,150	1,014,267
Gain on warrant valuation adjustment	(458,857)	-
Accretion of debt discount on a convertible promissory note	12,776	-
Accrued interest on 18% Convertible Promissory Notes	7,168	-
Loss on embedded conversion feature of Senior Secured Notes	-	2,373,813
Accretion of interest and accrued interest on Senior Secured Notes	-	2,178,390
Loss on extinguishment of Senior Secured Notes	-	1,073,572
Gain on sale of property and equipment	-	(7,500)
Changes in assets - (increase)/decrease
Accounts receivable - trade	81,596	(51,068)
Inventory	(25,865)	46,659
Prepaid expenses	(53,530)	53,475
Other	338	(86)
Changes in liabilities - increase/(decrease)
Accounts payable	(703,188)	379,130
Accrued expenses	(494,116)	141,656
Accrued employee compensation	(137,876)	(394,557)
Promissory notes - accrued interest	(21,813)	23,313
Interest payable	(81,865)	81,865
NET CASH USED BY OPERATING ACTIVITIES	(6,678,369)	(3,924,204)

CASH FLOWS FROM INVESTING ACTIVITIES
Sale of property and equipment	-	7,500
Purchase of property and equipment	(8,859)	-
NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES	(8,859)	7,500

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from 2014 Private Placement, net	8,562,500	-
Proceeds from sale of capital stock - subscription agreement	900,000	75,000
Proceeds from 18% Convertible Promissory Notes	815,000	-
Proceeds from convertible promissory notes, net	325,000	125,000
Proceeds from employee stock option exercise	12,600	37,917
Proceeds from subscriptions payable for Senior Secured Notes	-	1,570,000
Proceeds from Public Offering, net	-	1,517,450
Proceeds from Private Placements	-	626,188
Proceeds from promissory notes	-	413,500
Payments of principal on convertible promissory notes	(450,000)	-
Payments of principal on promissory notes	(90,000)	(325,000)
Payments of principal on capital lease	(3,951)	(4,933)
NET CASH PROVIDED BY FINANCING ACTIVITIES	10,071,149	4,035,122

EFFECT OF EXCHANGE RATES ON CASH	(19,165)	(6,428)

NET INCREASE IN CASH AND CASH EQUIVALENTS	3,364,756	111,990

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	182,315	70,325
CASH AND CASH EQUIVALENTS, END OF YEAR	$3,547,071	$182,315